Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 15, 1999






                  Marriott Residence Inn II Limited Partnership
             (Exact name of registrant as specified in its charter)



 Delaware                         033-24935                  52-1605434

(State or other jurisdiction of  (Commission File Number)   (I.R.S.Employer
incorporation or organization)                             Identification No.)



        10400 Fernwood Road, Bethesda, MD                   20817-1109
    (Address of principal executive office)                 (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070

ITEM 5.   OTHER EVENTS

     On September 15, 1999, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Report on Form 10-Q. Such letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

99.5 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 18, 1999.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 21st day of September, 1999.

                                   MARRIOTT RESIDENCE INN II
                                   LIMITED PARTNERSHIP

                                   By:  RIBM TWO LLC
                                        General Partner

September 21, 1999                 By:  /s/ Earla L. Stowe
                                        Name:     Earla L. Stowe
                                        Title:    Vice President

EXHIBIT INDEX

Exhibit No.: 99.5    Description

     Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 18, 1999.